SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)      May 19, 2004

World Financial Network Credit Card Master Note Trust
WFN Credit Company, LLC
World Financial Network Credit Card Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-113669, 333-113669-01, 333-113669-02	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43801
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

On May 19, 2004, World Financial Network Credit Card Master Note Trust  (the “Issuer”) issued $390,000,000 Class A Series 2004-A Asset Backed Notes, $42,500,000 Class B Series 2004-A Asset Backed Notes and $67,500,000 Class C Series 2004-A Asset Backed Notes (collectively, the “Notes”) described in a Prospectus Supplement dated May 11, 2004 to Prospectus dated May 11, 2004.

Use of Proceeds

The public offering was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by World Financial Network Credit Card Master Trust, WFN Credit Company, LLC and World Financial Network Credit Card Master Note Trust, which became effective on April 26, 2004 and was assigned commission file numbers 333-113669, 333-113669-01 and 333-113669-02.

The public offering terminated on May 19, 2004 upon the sale of the all of the Notes.  The underwriters of the Class A Notes were Banc One Capital Markets, Inc., Barclays Capital Inc., J.P. Morgan Securities Inc. and RBC Dain Rauscher Inc.  The underwriters of the Class B Notes were Banc One Capital Markets, Inc. and Barclays Capital Inc.  The underwriters of the Class C Notes were Banc One Capital Markets, Inc. and Barclays Capital Inc.

During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was $1,170,000, $170,000 and $337,500 for the Class A Notes, Class B Notes and Class C Notes, respectively.  After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes, Class B Notes and Class B Notes, respectively, are  $388,830,000, 42,330,000 and 67,162,500, respectively.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $600,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $497,722,500.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used in part (a) to reduce the outstanding principal balance of the Class A Series 2002-VFN Notes issued by the Issuer in the amount of $435,000,000, and (b) to fund the cash collateral account and spread account for the Series 2004-A Notes in the amounts of $12,500,000 and 5,000,000, respectively.  Remaining proceeds in the amount of $45,822,500 were paid to WFN Credit Company, LLC, an affiliate of the Issuer, to reduce the outstanding principal balance of the Class B Series 2002-VFN Notes.

Item 7.           Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Document Description

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit 1.1

Underwriting Agreement, dated as of May 11, 2004, among Banc One Capital Markets, Inc. and Barclays Capital Inc., Representatives of the Underwriters, WFN Credit Company, LLC and World Financial Network National Bank

	Exhibit 4.1	Series 2004-A Indenture Supplement, dated as of May 19, 2004, between World Financial Network Credit Card Master Note Trust and BNY Midwest Trust Company, including form of World Financial Network Credit Card Master Note Trust Series 2004-A Asset Backed Notes

Exhibit 4.2	ISDA Master Agreement, dated May 19, 2004 between Barclay Bank PLC and World Financial Network Credit Card Master Note Trust, with respect to Class A Swap

Exhibit 4.3	ISDA Master Agreement, dated May 19, 2004 between Barclays Bank PLC and World Financial Network Credit Card Master Note Trust, with respect to Class B Swap

Exhibit 4.4	ISDA Master Agreement, dated May 19, 2004 between Barclays Bank PLC and World Financial Network Credit Card Master Note Trust, with respect to Class C Swap

Exhibit 4.5	Schedule A to ISDA Master Agreement, dated May 19, 2004, between Barclays Bank PLC and World Financial Network Credit Card Master Note Trust, with respect to Class A Swap

Exhibit 4.6	Schedule A to ISDA Master Agreement, dated May 19, 2004, between Barclays Bank PLC and World Financial Network Credit Card Master Note Trust, with respect to Class B Swap

Exhibit 4.7	Schedule A to ISDA Master Agreement, dated May 19, 2004, between Barclays Bank PLC and World Financial Network Credit Card Master Note Trust, with respect to Class C Swap

Exhibit 4.8	Class A Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated May 19, 2004, between Barclays Bank PLC and World Financial Network Credit Card Master Note Trust

Exhibit 4.9	Class B Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated May 19, 2004, between Barclays Bank PLC and World Financial Network Credit Card Master Note Trust

Exhibit 4.10	Class C Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated May 19, 2004, between Barclays Bank PLC and World Financial Network Credit Card Master Note Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST
(as Co-Registrant)

	By:	WORLD FINANCIAL NETWORK NATIONAL
BANK, as servicer and administrator of World Financial Network Credit Card Master Note Trust

Dated: May 27, 2004	By:	/s/ Robert P. Armiak
		Name:	Robert P. Armiak
		Title:	Senior Vice President & Treasurer

WFN CREDIT COMPANY, LLC
(Co-Registrant)

Dated: May 27, 2004	By:	/s/ Robert P. Armiak
		Name:	Robert P. Armiak
		Title:	Senior Vice President & Treasurer

WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
(as Co-Registrant)

	By:	WORLD FINANCIAL NETWORK NATIONAL
BANK, as servicer of World Financial Network Credit Card Master Trust

Dated: May 27, 2004	By:	/s/ Robert P. Armiak
		Name:	Robert P. Armiak
		Title:	Senior Vice President & Treasurer